Securities and Exchange Commission
                             Washington, D.C. 20549


                  GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                        GOLDEN STATE PETRO (IOM I-A) PLC
                        GOLDEN STATE PETRO (IOM I-B) PLC
                                       8-K
                                  May 11, 1998

FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:            May 11, 1998 (Date of earliest event reported)

REGISTRANTS:               GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                           GOLDEN STATE PETRO (IOM I-A) PLC
                           GOLDEN STATE PETRO (IOM I-B) PLC
                           (Exact Name of Registrants as specified in Their
                           Charters)

STATE OF                   Delaware
INCORPORATION              Isle of Man
OR REGISTRATION:           Isle of Man
                           (State of Incorporation or Other Jurisdiction of
                           Incorporation or Organization)

                           c/o Cambridge Fund Management LLC
                           535 Madison Avenue
                           New York, NY 10022
                           (212) 508-6516
                           (Address, including zip code, and telephone number of principal executive offices of Golden State Petroleum Transport Corporation)

                           c/o 15-19 Athol Street
                           Douglas, Isle of Man IM1 1LB
                           011-44-1-62-4628575
                           (Address, including zip code, and telephone number of principal executive offices of Golden State Petro (IOM I-A) PLC and Golden State Petro (IOM I-B) PLC)

COMMISSION FILE
NUMBER:                    333-26227

I.R.S. EMPLOYER            13-392-7016
IDENTIFICATION             N/A
NUMBER                     N/A


ITEM 304
NUMBER 2.                  On May 6, 1998 the registrants formally engaged Grant
                           Thornton LLP as the principal accountants to audit the registrant's financial statements. During the period from inception of the registrants' business to the date of appointment of Grant Thornton LLP neither the registrants nor anyone acting on their behalf consulted the newly engaged accountant regarding:

                           o The application of accounting principles,
                           o The type of audit opinion that might be rendered on
                             the registrants' financial statements,
                           o Any factor considered by the registrants in
                             reaching a decision as to any accounting, auditing or financial reporting issue or,
                           o Any matter that was the subject of a disagreement
                             or reportable event as described in paragraphs 304(a)(1)(iv) and 304(a)(1)(v), respectively of Regulation S-K.

SIGNATURE:                 Pursuant to the requirements of the Securities and
                           Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereto duly authorized.

                           GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                           GOLDEN STATE PETRO (IOM I-A) PLC
                           GOLDEN STATE PETRO (IOM I-B) PLC

DATE:                        May 11, 1998             Joseph R. Avantario

                                                      /s/ Joseph R. Avantario
                                                      --------------------------
                                                      Director and Treasurer